Long-term debt	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Long-term debt	Long-term debt
(a)Details of long-term debt

As at December 31 (millions)	Note	2023	2022
Credit facility	(b)	$1,463	$742
Deferred debt transaction costs		(11)	(14)
		1,452	728
Lease liabilities	(c)	298	236
Long-term debt		$1,750	$964
Current		122	83
Non-current		1,628	881
Long-term debt		$1,750	$964
(b)Credit facility

	2023			2022
As at December 31 (millions)	Revolving component	Term loan component(1)	Total	Revolving component	Term loan component(1)	Total
Available	$492	N/A	$492	$658	$600	$1,258
Outstanding
Due to TELUS Corporation	$22	$83	$105	$10	$43	$53
Due to Other	286	1,072	1,358	132	557	689
	$308	$1,155	$1,463	$142	$600	$742
Total	$800	$1,155	$1,955	$800	$1,200	$2,000
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(1)In the first quarter of 2023, we entered into a receive-floating interest rate, pay-fixed interest rate exchange agreement that effectively converts a portion of our interest obligations on the debt to a fixed rate of 3.52% (2022 - N/A) plus applicable margins.
In connection with our acquisition of WillowTree on January 3, 2023, (see Note 14(c)—Intangible assets and goodwill—Business acquisitions), we amended and expanded our existing credit facility to an aggregate $2.0 billion credit facility, consisting of an $800 million revolving credit facility and an amortizing $1.2 billion term loan. The amended credit facility is secured by our assets with a syndicate of financial institutions, which includes TELUS Corporation as a lender, maturing on January 3, 2028. Upon closing this acquisition, we borrowed an aggregate of $963 million on the amended credit facility (comprised of $363 million from the revolving credit facility and $600 million from the term loan), to partially fund the WillowTree acquisition, repay a portion of long-term debt assumed in the transaction, and settle certain transaction costs incurred by WillowTree. As at December 31, 2023, the revolving and term loan components had an effective interest rate of 7.46% (December 31, 2022 - 6.67%).
The amended credit facility bears interest at prime rate, U.S. dollar base rate, a bankers’ acceptance rate or Term Secured Overnight Financing Rate (SOFR) (all such terms as used or defined in the amended credit facility) plus applicable margins. The amended credit facility contains customary representations, warranties and covenants, including two financial quarter-end ratio tests. Net Debt to Adjusted EBITDA ratio, both measures as defined in our credit agreement, must not exceed 4.25:1.00 for each quarter in fiscal 2023, 3.75:1.00 for each quarter in fiscal 2024 and 3.25:1.00 subsequently. The Adjusted EBITDA to Debt Service (interest and scheduled principal repayment) ratio must not be less than 1.50:1.00, all as defined in the credit facility. If an acquisition with an aggregate cash consideration in excess of $250 million occurs in any twelve-month period, the maximum permitted Net Debt to Adjusted EBITDA ratio per credit agreement may be increased by 0.50:1.00 and shall return to the then applicable Net Debt to Adjusted EBITDA ratio after eight fiscal quarters.
The term loan of the amended credit facility is subject to an amortization schedule requiring that 1.25% of the original principal advanced be repaid each quarter beginning on June 30, 2023, with the balance due at maturity of the amended credit facility on January 3, 2028.
As at December 31, 2023 and 2022, we were in compliance with all financial covenants, financial ratios and all of the terms and conditions of our amended credit facility and long-term debt agreement.
(c)Lease liabilities
Leases are subject to amortization schedules, which results in the principal being repaid over various periods, including reasonably expected renewals. The weighted average interest rate on lease liabilities was approximately 9.87% as at December 31, 2023.
(d)Long-term debt maturities
Anticipated requirements to meet long-term debt repayments, calculated upon such long-term debts owing as at
December 31, 2023, are as follows:

Composite long-term debt denominated in	U.S dollars			European euros	Other currencies
Years ending December 31 (millions)	Long-term debt, excluding leases	Leases	Total	Leases	Leases	Total
2024	$60	$18	$78	$16	$24	$118
2025	60	19	79	15	22	116
2026	60	19	79	10	20	109
2027	60	16	76	5	18	99
2028	1,223	10	1,233	4	15	1,252
Thereafter	—	24	24	27	16	67
Future cash outflows in respect of composite long-term debt principal repayments	1,463	106	1,569	77	115	1,761
Future cash outflows in respect of associated interest and like carrying costs(1)	409	54	463	16	35	514
Undiscounted contractual maturities	$1,872	$160	$2,032	$93	$150	$2,275
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(1)Future cash outflows in respect of associated interest and carrying costs for amounts drawn under our amended credit facility (if any) have been calculated based upon the rates in effect at December 31, 2023.